Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the shares of Common Stock, $0.06 par value per share, of Cedar Realty Trust, Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: February 26, 2021

Ewing Morris-RE LP

By:	Ewing Morris & Co. Investment Partners Ltd. Investment Manager

By:	/s/ Darcy Morris
	Name:	Darcy Morris
	Title:	Co-President and Chief Executive Officer

Ewing Morris-RE GP Inc.

By:	Ewing Morris GenPar Holdings Ltd. Sole Stockholder

By:	/s/ Darcy Morris
	Name:	Darcy Morris
	Title:	Director

Ewing Morris Opportunities Fund LP

By:	Ewing Morris & Co. Investment Partners Ltd. Investment Manager

By:	/s/ Darcy Morris
	Name:	Darcy Morris
	Title:	Co-President and Chief Executive Officer

Ewing Morris Opportunities GenPar Ltd.

By:	Ewing Morris GenPar Holdings Ltd. Sole Stockholder

By:	/s/ Darcy Morris
	Name:	Darcy Morris
	Title:	Director

Ewing Morris Small Cap LP

By:	Ewing Morris & Co. Investment Partners Ltd. Investment Manager

By:	/s/ Darcy Morris
	Name:	Darcy Morris
	Title:	Co-President and Chief Executive Officer

Ewing Morris Small Cap GenPar Ltd.

By:	Ewing Morris GenPar Holdings Ltd. Sole Stockholder

By:	/s/ Darcy Morris
	Name:	Darcy Morris
	Title:	Director

Broadview Dark Horse LP

By:	Ewing Morris & Co. Investment Partners Ltd. Investment Manager

By:	/s/ Darcy Morris
	Name:	Darcy Morris
	Title:	Co-President and Chief Executive Officer

Broadview Dark Horse GP Inc.

By:	Ewing Morris GenPar Holdings Ltd. Sole Stockholder

By:	/s/ Darcy Morris
	Name:	Darcy Morris
	Title:	Director

Ewing Morris GenPar Holdings Ltd.

By:	/s/ Darcy Morris
	Name:	Darcy Morris
	Title:	Director

Ewing Morris & Co. Investment Partners Ltd.

By:	/s/ Darcy Morris
	Name:	Darcy Morris
	Title:	Co-President and Chief Executive Officer

/s/ John Ewing
JOHN EWING

/s/ Darcy Morris
DARCY MORRIS